June 2021 Exhibit 99.2

2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including statements relating to our development of our product candidates, the promise and potential impact of our preclinical or clinical trial data, the timing of and plans to continue or initiate preclinical studies and clinical trials of our product candidates, the timing and results of any preclinical studies, clinical trials or readouts and the sufficiency of cash to fund operations. These forward-looking statements are based on management's current expectations. The words ”may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the impact of the COVID-19 pandemic on our operations, including our preclinical studies and clinical trials, and the continuity of our business; we have incurred significant losses, are not currently profitable and may never become profitable; our need for additional funding; our cash runway; our limited operating history and the prospects for our future viability; the lengthy, expensive, and uncertain process of clinical drug development, including potential delays in regulatory approval; the continued relationship with our collaboration partners in our development of products, including in our SQZ™ APC oncology pipeline; the approach we are taking to discover and develop product candidates and whether it will lead to marketable products; the expense, time-consuming nature and uncertainty of clinical trials; enrollment and retention of patients; potential side effects of our product candidates; our ability to maintain our relationships with our suppliers; protection of our proprietary technology and the confidentiality of our trade secrets; potential lawsuits for, or claims of, infringement of third-party intellectual property or challenges to the ownership of our intellectual property; our ability to retain key personnel and to manage our growth; the potential volatility of our common stock; costs and resources of operating as a public company; unfavorable or no analyst research or reports; and securities class action litigation against us. These and other important factors discussed in our filings with the US Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management's estimates as of the date of this presentation. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. While we may elect to update such forward-looking statements at some point in the future, except as required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and we make no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Neither we nor our affiliates, advisors or representatives makes any representation as to the accuracy or completeness of the data included in this presentation or undertake to update such data after the date of this presentation. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. Forward Looking Statements and Legal Disclaimers

3 Demonstrated Safety & Manufacturing: Could Open Broader Cell Therapy Universe Cell Squeeze® Technology Universe of Possible Cell Therapies Electroporation Viral transduction Efficient process Flexible across cell types and cargos Fast and reliable manufacturing Broadly applicable across disease areas Hematology Oncology Solid Tumors Autoimmune Infectious Disease Regenerative medicine Demonstrate cell therapy potential Limited disease applicability Limited cell type and cargo compatibility Complicated manufacturing Current Methods for Creating Cell Therapies

4 Unique Technology Enables Differentiated Capabilities Broad Capabilities Applicable to diverse cell types Robust across material classes Preservation of cell function Rapid Manufacturing (>10B cells/min)

5 Speed and Reliability of SQZ™ Autologous Cell Therapy Potentially Rivals Allogeneic TALENT AND CULTURE 1 Allogene ASCO 2020 2 Median 5 days from enrollment to lymphodepletion and 5-7 days for lymphodepletion regimen. ALLO-501 ALPHA trial 3 Kymriah (tisagenlecleucel) [package insert], Yescarta (axicabtagene ciloleucel) [package insert], Breyanzi (lisocabtagene maraleucel) [package insert]

6 Prototype Expected in 2021 Point-of-Care Vision: Potential to Transform Cell Therapy Through Onsite Manufacturing TALENT AND CULTURE Reduced transportation and logistics costs Potential for same-day treatment No clean room Integrated single system operated by hospital staff On-site production

7 Directing Immune System to Drive Antigen Specific Immunity Oncology Autoimmune Diseases Infectious Diseases and beyond Aiming to redirect, reinforce and reengage immune system through antigen-specific cell therapies

ONCOLOGY 8 Upcoming Milestones Across Pipeline PLATFORM INDICATION Other Solid Tumors KRAS mut Solid Tumors H&N, Cervical, Anal H&N, Cervical, Anal PRE-CLINICAL PHASE 1 Monotherapy biomarker data (ASCO) Combination data HBV IND submission Monotherapy data KRAS IND submission IND-enabling studies UPCOMING MILESTONES NEXT 18 MONTHS AUTO-IMMUNITY Other Solid Tumors CELL SOURCE/ CARGO PBMC + peptide RBC + Peptide + Adjuvant RBC + Peptide INFECTIOUS DISEASE PBMC + mRNA IND submission Solid Tumors PBMC + mRNA

9 SQZ™ Approach Unlocking the Full Potential of Cell Therapies Oncology Autoimmune Diseases Infectious Diseases and beyond Using directed immunity to bring cell therapies to disease areas with significant unmet need

10 Potential to Address Broad Range of Cancers Estimated 39,000 cases/yr in US Primarily HNSCC, Cervical, Anal Platforms Designed for Rapid Expansion into Additional Indications Initial Trials in HPV+ Tumors Could Unlock Additional Cancers Worldwide >630,000 HPV+ diagnoses annually HPV+ Tumors Other Tumors Pancreatic cancer, CRC, NSCLC, heme malignancies & melanoma, for example, have known antigenic drivers In vitro human CD8 activation

11 SQZ™ cell-based therapeutic vaccine approaches aim to drive robust patient CD8 T cell activity Development and manufacturing synergies potentially enable rapid clinical translation Engineering Antigen Presentation for Powerful CD8 Activation CD8 T Cell Infiltration as a Prognostic Indicator in Solid Tumors Focus on engineering antigen presentation SQZ APCs SQZ eAPCs SQZ AACs PC Tumeh et. al. Nature. 2014 Responders Progressors Strong Correlation of CD8 TILs with Clinical Response

12 SQZ™ Approach Unlocking the Full Potential of Cell Therapies Oncology Using directed immunity to bring cell therapies to disease areas with significant unmet need Autoimmune Diseases Infectious Diseases and beyond

13 Powerful CD8 Activation with Robust MHC-I Antigen Presentation Squeezed Antigen MHC-I = CD8 T Cell Activation SQZTM APC Process Dramatically improved potential for efficacy vs Cross-Presentation Other vaccines, including the only approved cancer vaccine (Dendreon) use Cross-Presentation SQZTM technology bypasses need for cross-presentation - more efficiently activating CD8 T cells in pre-clinical studies

14 Flexible APC Candidate Trial Design | Monotherapy & Combination with ICIs Potential for earlier lines of therapy Earlier lines of therapy Later lines of therapy 0.5M cells per kg 2.5M cells per kg 5M cells per kg (DP) Cohort 1 Cohort 2 Monotherapy Enrollment Complete Open for Enrollment Cohort 3a *Additional cohorts defined in latest protocol Combination Therapy Expansion Cohorts Enhanced APCs Upcoming IND Broader patient population Enhanced co-stimulation Trial Across HPV+ tumors: H&N, Cervical, Anal, Penile, Vulvar/Vaginal Current Trial Progress Potential to enroll up to 200 patients in Phase 1 trial Several dosing and boosting schedules being explored 2.5M cells per kg (DP) Cohort 3 Trial ID: NCT04084951

15 SQZ™ APCs Demonstrated Safety and Reliable Manufacturing End-to-End Process Time Viability Manufacturing: Robust, consistent production in <24hrs All manufactured patient APCs induced IFN-γ secretion by T cells No subject met pre-specified DLT criteria No related Grade ≥3 SAEs reported: Grade 2 (related) – CRS (1 pt) Unrelated SAEs - Grade 3 (7 pts), Grade 4 (1 pt) and Grade 5 (1 pt) No dose reduction No treatment-related deaths Safety 100% IFN-γ secretion

Encouraging Increase in Immune Activity in Certain Patients

BOR	SD	SD
Survival FU*	345+	246+
RMH	1	0



CD8 cells/mm² in CN
2500
2000
1500
1000
500
0
Pre
Post
Pre
Post
Patient
2
7

*Survival Follow Up



Sum of Diameters (mm)
100
80
60
40
20
Dose
-50
-14
43
85
148
218
307
350
Study Day

Case Study: Patient 2

(Cohort 1 - 0.5e6/kg q3w)

- 65-year-old woman – cervical cancer
- 3.5 years after diagnosis following treatment with *(1)* cisplatin/paclitaxel/bevacizumab [BOR=CR] and *(2)* Pembrolizumab [BOR=PD]
- Low tumor burden, ECOG=0, RMH=1
- On treatment for 10+ months, BOR=SD
- 2-fold increase in CD8 TIL vs. baseline



Sum of Diameters (mm)
100
80
60
40
20
Dose
-50
-19
42
84
250
Study Day

Case Study: Patient 7

Cohort 2 (2.5e6/kg q3w)

- 67-year-old male – H&N cancer
- 1 year after diagnosis following treatment with carbo/5FU/pembro (BOR=PR)
- High tumor burden, ECOG=1, RMH=0
- On treatment for 3 months, BOR=SD
- 6-fold increase in CD8 TIL vs. baseline

16

17 Next Step: Combinations - Potential Synergies with Other I/O Compounds SQZ APCs aim to elicit tumor-specific CD8 T cells Other I/O compounds could synergistically enhance an antigen-specific response Presented at SITC 2020 in SQZ Poster and Roche Oral Presentation SQZTM APCs drive tumor-specific T cell activation I/O drugs enhance activity downstream Antigen-Specific Responses could be Amplified with Combination

18 SQZ™ Approach Unlocking the Full Potential of Cell Therapies Oncology Using directed immunity to bring cell therapies to disease areas with significant unmet need Autoimmune Diseases Infectious Diseases and beyond

Enhancing with Combination-like Functionality Key Features/Benefits: Multiple mRNA as cargo Further amplify MHC-I for more powerful CD8 activation Addition of co-stimulatory factors and cytokines: membrane-bound IL-2, IL-12 and CD86 Potential for combination functionality in single cell therapy Could reduce toxicity normally seen with traditional combinations HLA agnostic – potentially expands addressable patient population by about two-thirds IND targeted by end of the year 19

eAPC IND Planned for Q4 2021 CD86 1 2 3 Signals CD8 T Cell SQZ eAPC IL-2 IL-12 TCR MHC-I Potential to Enhance Responses and Expand Addressable Patient Population Potential to eliminate HLA restrictions and expand addressable patient population 20 TM

21 SQZ™ Approach Unlocking the Full Potential of Cell Therapies Oncology Using directed immunity to bring cell therapies to disease areas with significant unmet need Autoimmune Diseases Infectious Diseases and beyond

Creating Antigen Carriers from RBCs to Direct Immune Response Antigen Carriers (ACs) generated by squeezing RBCs deliver antigen to guide a specific immune response ACs are cleared by the same process as aged RBCs in vivo Professional APCs in lymphoid organs are primarily responsible for RBC clearance Act as “Trojan horses” to deliver antigen to endogenous professional antigen presenting cells 22

23 SQZ™ AACs Demonstrated Robust Activation in Preclinical Studies Antigen + Activating Adjuvant T cell activation Activation Lymphoid Organ SQZ™ AACs Data in HPV Tumor Model As presented at SITC 2020

24 SQZ-AAC-HPV Phase 1 Clinical Trial Across HPV+ Tumor Types Potential for earlier lines of therapy Earlier lines of therapy Later lines of therapy 50 M AACs/kg Dose determined by Cohort 1 observations Additional Cohorts Cohort 1 Cohort 2 Monotherapy Multiple I/O Combo Cohorts Combination Therapy Expansion Cohorts Safety-adjusted dose escalation allowing for data driven escalation No need for escalation in combo cohorts, starting with the recommended phase 2 dose Trial Across HPV+ tumors: H&N, Cervical, Anal, Penile, Vulvar/Vaginal Trial ID: NCT04892043

25 SQZ™ Approach Unlocking the Full Potential of Cell Therapies Oncology Autoimmune Diseases Using directed immunity to bring cell therapies to disease areas with significant unmet need Infectious Diseases and beyond

Directing Tolerogenic Immune Response SQZ™ Tolerizing Antigen Carriers (SQZ TACs) Leveraging antigen carriers from RBCs loaded with antigen only (no adjuvant) tolerize the immune response to that antigen Antigen Antigen + Activating Adjuvant SQZ Cargo T cell activation Activation Tolerization SQZ AACs (Activating Antigen Carrier) SQZ TACs (Tolerizing Antigen Carrier) 26 Engulfment by APCs Lymphoid Organ

27 Prevented Onset of T1D in Multiple Models and Showed Decreased Insulitis SQZ TACs Demonstrate Disease Altering Benefit in T1D Model Antigen-Specific Treg Increase in Pancreas

28 Unlocking the Full Potential of Cell Therapies Oncology Autoimmune Diseases Infectious Diseases and beyond Using directed immunity to bring cell therapies to disease areas with significant unmet need

29 Demonstrated Safety & Manufacturing: Could Open Broader Cell Therapy Universe Cell Squeeze® Technology Versatile technology could enable rapid portfolio growth Demonstrated safety and manufacturing with lead program in clinic Validating Roche collaboration for SQZ™ APCs in oncology Multiple cell therapy platforms in the clinic Multiple milestones expected in next 18 months across pipeline Many potential future opportunities Electroporation Viral transduction Current Methods for Creating Cell Therapies 29 Universe of Possible Cell Therapies Hematology Oncology Solid Tumors Autoimmune Infectious Disease Regenerative medicine